LIFE INSURANCE APPLICATION                      RELIASTAR
                                                RELIASTAR LIFE INSURANCE COMPANY

ReliaStar Life Insurance Company (We)
TEMPORARY INSURANCE AGREEMENT AND RECEIPT (RECEIPT)
PROPOSED PRIMARY INSURED'S NAME (YOU) __________________________________________

Notice: The insurance you applied for is not now in effect. If, at the time all the Conditions in the Receipt have been met, and the Receipt has not ended, we will either: 1) Pay the Temporary Insurance Amount if an Event listed in the Table of Benefits (Table) occurs; or 2) Issue the amount of insurance applied for (limited by the amount listed for that type of insurance in the Table) if we can insure all Proposed Insureds on the basis applied for in the application.

A. CONDITIONS
   1. At least 10% of the initial annual premium is paid (one monthly premium if the pre-authorized check method of collection is used), on all insurance applied for with this application; or a government allotment, account deduction or other premium payment authorization form is signed and delivered to the agent with the application; or ownership of one or more life insurance policies on the life of any Proposed Insured having cash surrender values on the application date at least equal to the lesser of $1000.00 or the initial minimum annual premium of all insurance applied for with this application has been assigned to us under an Agreement for the Exchange of Insurance Policies under Section 1035 of the Internal Revenue Code.
   2. All parts of the application, including medical exams and tests, if required, are completed and no material misstatements are made.
   3. No Proposed Insured has: a) In the last 12 months had any known or suspected heart attack, stroke, or cancer, other than of the skin (except melanoma), or been treated by any physician or other practitioner for any of these conditions; b) Within the last 60 days been advised by any physician or other practitioner to have any diagnostic test or surgery not yet performed; or c) In the last 10 years been diagnosed and/or treated by a member of the medical profession for positive HIV (Human Immunodeficiency Virus) or AIDS (Acquired Immunodeficiency Syndrome).
   4. An Event or change in insurability, which occurs after all the other Conditions were met, was not the result of an intentional act.
B. AMOUNT The Temporary Insurance Amount in this and ALL OTHER RECEIPTS still in effect is the insurance applied for or the amount listed in the Table for that Event, whichever amount is less. No other benefit will be provided if the Temporary Insurance Amount is paid.

   TABLE OF BENEFITS - EVENT                         TYPE OF INSURANCE                        AMOUNT (INCLUDING ADB)
   1. Death (natural or accidental) of               Any combination of Life, AIR & TIR       $500,000 per life
      Proposed Primary or Additional Insured
   2. Death of both Proposed Primary                 Any combination of Survivorship Life     $500,000 total
      and Joint Insureds                             and Survivorship Term Insurance
   3. Death of the Proposed Insured Child            Children's Insurance Rider-CIR           $10,000 per child
   4. Death of the Proposed Recognized Applicant     Waiver on Recognized Applicant-RA        Waiver of Premium until the Proposed
                                                                                              Insured Child reaches age 25

C. BENEFICIARY If Event 1 or 2 occurs, we will pay the Temporary Insurance Amount to the beneficiary listed in the application, if living, otherwise to the Proposed Owner or Recognized Applicant. If Event 3 occurs, we will pay the Temporary Insurance Amount to the Proposed Primary Insured. If the Temporary Insurance Amount is not sufficient to pay the designated share to each beneficiary, each share will be reduced pro rata until the total amount of all shares equals the Temporary Insurance Amount.
D. PREMIUMS
   1. We will first apply premiums to all policies which become effective as a result of the application.
   2. We will refund the premiums if all these conditions are met: a) No claim is paid under this Receipt; b) No coverage becomes effective under the policy applied for; and c) No coverage becomes effective under a policy we offer other than the policy applied for at the time of the application.
   3. We will keep part of the premium equal to the premium for the kind, amount, and period of coverage (but not less than one month) given under this Receipt if a benefit is paid under the Receipt. Any remaining premium will be refunded.
   4. Cash surrender values of life insurance policies assigned to us under an Agreement for the Exchange of Insurance Policies under Section 1035 of the Internal Revenue Code will not be considered premiums for purposes of this Receipt until the cash surrender value is received by us at our Home Office and the Temporary Insurance provided under this Receipt has not ended in accordance with E.
E. TERMINATION The Temporary Insurance under this Receipt will end at the earliest of:
   1. The date our Home Office approves the application as applied for;
   2. The date the Proposed Owner or Recognized Applicant is offered: a) A policy other than that applied for; b) A notice that the Temporary Insurance has ended; or c) A notice rejecting the application;
   3. The date an Event listed in the Table occurs; or
   4. The date 180 days after the date of this Receipt.

No agent can change this Receipt. This Receipt is not effective if given for a check or draft that is not honored. All premium checks must be made payable to ReliaStar Life Insurance Company. Do not make check payable to the agent or leave the payee blank.

AGENT'S STATEMENT: I received $___________ with the application bearing the same date as this Receipt.

Date         Agent                          Agent's Adddress

----------   ----------------------------   ------------------------------------
45675a                                                                 Rev. 6/98

LIFE INSURANCE APPLICATION                      RELIASTAR
                                                RELIASTAR LIFE INSURANCE COMPANY

This application consists of sections A, B, C, D, E, F, J, L and O in all cases and sections G, H, I, K, M, N, the medical exam and supplements when required by the underwriting rules of the Company.

--------------------------------------------------------------------------------
SECTION A. PROPOSED PRIMARY INSURED INFORMATION
--------------------------------------------------------------------------------

1. First Name                MI    Last Name           2. Social Security Number
                                                              -       -
   ------------------------  ----  ------------------  -------------------------

3. Date of Birth    4. Sex                5. Birth State      6. Country
       /    /       [ ] Male [ ] Female
   --------------   -------------------   ------------------  ------------------

7. Home Phone Number  8. Business Phone Number  9. Driver's License Number State
   (    )             (    )
   -----------------  ------------------------  -------------------------- -----

10. Residence Street Address         City             State       Zip Code

    ------------------------------   ---------------  ----------  --------------

11. Address for Premium Notice if    City             State       Zip Code
    other than Residence

    ------------------------------   ---------------  ----------  --------------

12. Annual Income               13. Occupation
    $
    ------------------------    ------------------------------------------------

14. Have you used tobacco in any form in the last 730 days (2 years)? [ ] yes [ ] no

    If yes,  Type                       Daily Amount

             ------------------------   ----------------------------------------

15. Height         16. Weight       17. Weight Change in Last Year

    -----------    ------------     -----------

18. Do you have a personal physician or clinic? [ ] yes  [ ] no

19. Name, Address and Telephone Number of Personal Physician/Clinic

    ----------------------------------------------------------------------------

20. Date Last Consulted          21. Reason for and Results of Consultation
          /     /
    -------------------------    -----------------------------------------------

--------------------------------------------------------------------------------
SECTION B. PROPOSED OWNER INFORMATION
--------------------------------------------------------------------------------

Complete if the Owner is other than the Proposed Primary Insured. If the Proposed Primary Insured is a minor, always specify the Owner.

1. First Name or Name of Trust  MI    Last Name                2. Date of Trust

   ---------------------------  ----  -----------------------  -----------------

3. Date of Birth    4. Social Security Number or Tax ID Number
       /    /
   --------------   ------------------------------------------------------------

5. Residence Street Address         City             State       Zip Code

   ------------------------------   ---------------  ----------  ---------------

6. Relationship to Proposed Primary Insured [ ] Spouse  [ ] Child  [ ] Parent
                                            [ ] Other (specify)

--------------------------------------------------------------------------------
SECTION C. CONTINGENT OWNER INFORMATION
--------------------------------------------------------------------------------

1. First Name or Name of Trust   MI    Last Name            2. Date of Trust

   ----------------------------  ----  -------------------  --------------------

3. Date of Birth    4. Social Security Number or Tax ID Number
       /    /
   --------------   ------------------------------------------------------------

45675a                               Page 1                            Rev. 6/98

LIFE INSURANCE APPLICATION                      RELIASTAR
                                                RELIASTAR LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
SECTION D. BASE POLICY INFORMATION
--------------------------------------------------------------------------------

MUST ATTACH A COPY OF THE ILLUSTRATION SIGNED BY THE APPLICANT.

1. BASE FACE AMOUNT (Not Including Term Riders)  2. PRODUCT NAME
   $
   --------------------------------------------  -------------------------------

3. PRODUCT TYPE [ ] Fixed  [ ] Variable - (Owner must receive a current prospectus, and section N must be
                                          completed if applying for a variable
                                          universal life insurance policy.)

4. DEATH BENEFIT OPTION: [ ] Level [ ] Increasing/Variable

5. RATE CLASS QUOTED:
   [ ] Preferred No-Tobacco  [ ] No-Tobacco  [ ] Preferred Tobacco  [ ] Tobacco
   [ ] Preferred Nonsmoker   [ ] Nonsmoker   [ ]  Standard          [ ] Other

                                                                        --------
--------------------------------------------------------------------------------
SECTION E. RIDER INFORMATION FOR ALL PRODUCTS
--------------------------------------------------------------------------------
CHECK APPROPRIATE BOX AND/OR ENTER AMOUNTS.

   RIDERS:
   [ ] Accelerated Benefit Rider                      [ ] Children's Insurance Rider.................[$      ]

   [ ] Waiver of Monthly Deduction Rider              [ ] Extension of Rate Guarantee Rider

   [ ] Waiver of Specified Premium Rider              [ ] Survivorship Term Rider....................[$      ]
       (Specify Monthly Premium).........[$      ]
                                                      [ ] Four Year Term Rider (Survivorship Life)...[$      ]
   [ ] Additional Insured Rider
       (on Primary Insured)..............[$      ]    [ ] Future Purchase Option Rider...............[$      ]

   [ ] Additional Insured Rider                       [ ] Other _______________________________......[$      ]
       (on Additional Insured)...........[$      ]
                                                      [ ] Other _______________________________......[$      ]
   [ ] Accidental Death Benefit Rider ...[$      ]

--------------------------------------------------------------------------------
SECTION F. BENEFICIARY INFORMATION OF PROPOSED PRIMARY AND JOINT INSUREDS
--------------------------------------------------------------------------------
UNLESS OTHERWISE STATED, THE BENEFICIARY DESIGNATION IS REVOCABLE AND BENEFICIARIES OF LIKE CLASS SHALL SHARE EQUALLY WITH RIGHT OF SURVIVORSHIP.

1. PRIMARY BENEFICIARY OF PROPOSED PRIMARY AND JOINT INSUREDS
   -----------------------------------------------------------------------------
    Provide name, address, date of birth, social security number, and relationship to Proposed Insured. If Trust, provide name and date of trust agreement. If Corporation, provide state of incorporation.


   -----------------------------------------------------------------------------

2. CONTINGENT BENEFICIARY OF PROPOSED PRIMARY AND JOINT INSUREDS
   -----------------------------------------------------------------------------
    Provide name, address, date of birth, social security number, and relationship to Proposed Insured. If Trust, provide name and date of trust agreement. If Corporation, provide state of incorporation.


   -----------------------------------------------------------------------------
--------------------------------------------------------------------------------
SECTION G. BENEFICIARY INFORMATION OF PROPOSED ADDITIONAL INSURED
--------------------------------------------------------------------------------
UNLESS OTHERWISE STATED, THE BENEFICIARY DESIGNATION IS REVOCABLE AND BENEFICIARIES OF LIKE CLASS SHALL SHARE EQUALLY WITH RIGHT OF SURVIVORSHIP.

1. PRIMARY BENEFICIARY OF PROPOSED ADDITIONAL INSURED
   -----------------------------------------------------------------------------
    Provide name, address, date of birth, social security number, and relationship to Proposed Additional Insured. If Trust, provide name and date of trust agreement. If Corporation, provide state of incorporation.


   -----------------------------------------------------------------------------

45675a                               Page 2                            Rev. 6/98

LIFE INSURANCE APPLICATION                      RELIASTAR
                                                RELIASTAR LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
SECTION H. PROPOSED ADDITIONAL INSURED OR JOINT INSURED INFORMATION
--------------------------------------------------------------------------------

1. First Name                MI    Last Name           2. Social Security Number
                                                              -       -
   ------------------------  ----  ------------------  -------------------------

3. Date of Birth    4. Sex                5. Birth State      6. Country
       /    /       [ ] Male [ ] Female
   --------------   -------------------   ------------------  ------------------

7. Home Phone Number  8. Business Phone Number  9. Driver's License Number State
   (    )             (    )
   -----------------  ------------------------  -------------------------- -----

10. Residence Street Address         City             State       Zip Code

    ------------------------------   ---------------  ----------  --------------

12. Annual Income               13. Occupation
    $
    ------------------------    ------------------------------------------------

14. Have you used tobacco in any form in the last 730 days (2 years)? [ ] yes [ ] no

    If yes,  Type                       Daily Amount

             ------------------------   ----------------------------------------

15. Height         16. Weight       17. Weight Change in Last Year

    -----------    ------------     -----------

18. Do you have a personal physician or clinic? [ ] yes  [ ] no

19. Name, Address and Telephone Number of Personal Physician/Clinic

    ----------------------------------------------------------------------------

20. Date Last Consulted          21. Reason for and Results of Consultation
          /     /
    -------------------------    -----------------------------------------------

--------------------------------------------------------------------------------
SECTION I. PROPOSED CHILDREN'S INSURANCE RIDER INFORMATION
--------------------------------------------------------------------------------
PROPOSED INSUREDS

--------------------- ------ ------------ ----- ---------- --------- ------------------ -------------- ----------
                                                                     Relationship       Amt. of life
Proposed Insured's                                                   to proposed        insurance      Date of
full name             Sex    Birthdate    Age   Height    Weight     primary insured    in force       last issue
--------------------- ------ ------------ ----- ---------- --------- ------------------ -------------- ----------
--------------------- ------ ------------ ----- ---------- --------- ------------------ -------------- ----------

--------------------- ------ ------------ ----- ---------- --------- ------------------ -------------- ----------

--------------------- ------ ------------ ----- ---------- --------- ------------------ -------------- ----------

--------------------- ------ ------------ ----- ---------- --------- ------------------ -------------- ----------

--------------------- ------ ------------ ----- ---------- --------- ------------------ -------------- ----------

--------------------- ------------------------------------------------------ ------------ -----------------------
Proposed                                                                     Date last
Insured's name        Name, address and phone number of regular physician    consulted    Reason
--------------------- ------------------------------------------------------ ------------ -----------------------
--------------------- ------------------------------------------------------ ------------ -----------------------

--------------------- ------------------------------------------------------ ------------ -----------------------

--------------------- ------------------------------------------------------ ------------ -----------------------

--------------------- ------------------------------------------------------ ------------ -----------------------

--------------------- ------------------------------------------------------ ------------ -----------------------

45675a                               Page 3                            Rev. 6/98

LIFE INSURANCE APPLICATION                      RELIASTAR
                                                RELIASTAR LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
SECTION J. GENERAL INFORMATION
--------------------------------------------------------------------------------
COMPLETE THE FOLLOWING ON ALL PROPOSED INSUREDS, INCLUDING CHILDREN TO BE COVERED UNDER THE CHILDREN'S INSURANCE RIDER.

1. Life Insurance In Force (If none, check none.) [ ] none

   ------------------------ -------------------- -------------- -------------- --------------- --------
                                                 Personal       Business       Accidental      Date
   Proposed Insured's Name        Company        Life Benefit   Life Benefit   Death Benefit   Issued
   ------------------------ -------------------- -------------- -------------- --------------- --------
   ------------------------ -------------------- -------------- -------------- --------------- --------

   ------------------------ -------------------- -------------- -------------- --------------- --------

   ------------------------ -------------------- -------------- -------------- --------------- --------

   ------------------------ -------------------- -------------- -------------- --------------- --------

2. Does any Proposed Insured have any existing life or annuity coverage to be replaced, lapsed, surrendered, or borrowed against? (If yes, please list company, policy number, and amount.).......................... [ ] yes [ ] no

   ------------------------ -------------------- -------------------------- ---------------------------
   Proposed Insured's Name         Company               Policy Number                 Amount
   ------------------------ -------------------- -------------------------- ---------------------------
   ------------------------ -------------------- -------------------------- ---------------------------

   ------------------------ -------------------- -------------------------- ---------------------------

3. a. Does any Proposed Insured have any other application pending for life insurance?................................................. [ ] yes [ ] no
   b. If yes, will all applications now pending for life insurance be accepted and placed in force?....................................... [ ] yes [ ] no
   c. List company(ies) and amount(s) applied for.

   ------------------------------- ---------------------------------- ---------------------------------
   Proposed Insured's Name                        Company                      Amount Applied For
   ------------------------------- ---------------------------------- ---------------------------------
   ------------------------------- ---------------------------------- ---------------------------------

   ------------------------------- ---------------------------------- ---------------------------------

4. Has any Proposed Insured in the last 12 months had any known or suspected heart attack, stroke, or cancer, other than of the skin (except melanoma), or been treated by any physician or other practitioner for any of these conditions?................................................... [ ] yes [ ] no
5. Has any Proposed Insured in the last 60 days been advised by any physician or other practitioner to have any diagnostic test or surgery not yet performed?.................................................... [ ] yes [ ] no
6. Has any Proposed Insured in the last 10 years been diagnosed and/or treated by a member of the medical profession for positive HIV (Human Immunodeficiency Virus) or AIDS (Acquired Immunodeficiency
   Syndrome)?.................................................... [ ] yes [ ] no
7. Has any Proposed Insured in the last five years had any motor vehicle accidents, alcohol or drug related convictions while operating a motor vehicle, or other moving violations?.......................... [ ] yes [ ] no

8. Details for yes answers to questions 4-7.
   ----------------------------- --------------- -------------------------------
   Proposed Insured's Name       Question #      Details
   ----------------------------- --------------- -------------------------------

   ----------------------------- --------------- -------------------------------

   ----------------------------- --------------- -------------------------------

9. Has any Proposed Insured in the last five years made or does any Proposed Insured anticipate making flights in an aircraft other than as a passenger on a scheduled airline?.......................................... [ ] yes [ ] no
   (If yes, complete the Aviation Questionnaire (Section K.1.), which will become part of this application.)
10. Is any Proposed Insured in the Reserves, National Guard, on active duty in the military, or enrolled in a college military program?..... [ ] yes [ ] no
   (If yes, complete the Military Questionnaire (Section K.2.), which will become part of this application.)
11. Has any Proposed Insured in the last three years engaged in or does any Proposed Insured plan to engage in any of the following activities? (If yes, give details in the Avocation and Sports Questionnaire (Section K.3.), which will become part of this application.)

    a. Scuba diving ............... [ ] yes [ ] no     e. Rodeo ..................... [ ] yes [ ] no
    b. Sky diving or parachuting .. [ ] yes [ ] no     f. Motorized vehicle racing .. [ ] yes [ ] no
    c. Hang-gliding ............... [ ] yes [ ] no     g. Ultra-light flying ........ [ ] yes [ ] no
    d. Mountain climbing .......... [ ] yes [ ] no

45675a                               Page 4                            Rev. 6/98

LIFE INSURANCE APPLICATION                      RELIASTAR
                                                RELIASTAR LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
SECTION K. QUESTIONNAIRES
--------------------------------------------------------------------------------
COMPLETE 1, 2, AND 3 BELOW FOR ANY PROPOSED INSURED IF QUESTIONS 9, 10, OR 11 OF SECTION J WAS ANSWERED YES.

1. Aviation Questionnaire

   COMPLETE IF QUESTION 9 OF SECTION J WAS ANSWERED YES.

   a. Name of Proposed Insured

      --------------------------------------------------------------------------

   b. Are you or do you intend to be a pilot or crew member of any military or civilian aircraft?......................................... [ ] yes [ ] no

   c. Type of  License   d. Total Number of Solo   e. Type of Aircraft/Type of
                            Hours                     Flying (crop dusting,
                                                      instruction, test, etc.)

      ----------------      --------------------      --------------------------

   f.

      ------------------- --------------------- ---------------- --------------- ---------------- --------------
      Type of                                   Last 12 months   1-2 years ago   Anticipated      Lifetime Total
      aviation activity   Date of last flight   (hours flown)    (hours flown)   Next 12 months   (hours flown)
      ------------------- --------------------- ---------------- --------------- ---------------- --------------
      ------------------- --------------------- ---------------- --------------- ---------------- --------------
      Pilot
      ------------------- --------------------- ---------------- --------------- ---------------- --------------
      Other  (specify)
      ------------------- --------------------- ---------------- --------------- ---------------- --------------

   g. If you do not qualify for full coverage at standard rates, do you desire:
      1. Full coverage with extra premium if available?.......... [ ] yes [ ] no
      2. Restricted aviation coverage without extra premium if
         available?.............................................. [ ] yes [ ] no

2. MILITARY QUESTIONNAIRE
   COMPLETE IF QUESTION 10 OF SECTION J WAS ANSWERED YES.
      -------------------------- ----------- ----------------- -----------------
   a. Name of Proposed Insured   Rank        Pay Grade         Branch of Service
      -------------------------- ----------- ----------------- -----------------

      -------------------------- ----------- ----------------- -----------------
   b. Describe your duties

      --------------------------------------------------------------------------

   c. Have you been alerted for or assigned to overseas duty? (If yes, give details in "e" below.)..................................... [ ] yes [ ] no
   d. Are you a member of a Reserve, National Guard, or ROTC unit? (If yes, give details in "e" below.)..................................... [ ] yes [ ] no
   e. Details

      --------------------------------------------------------------------------

3. AVOCATION AND SPORTS QUESTIONNAIRE
   GIVE FULL DETAILS FOR EACH PROPOSED INSURED, INCLUDING FREQUENCY OF PARTICIPATION, AND FUTURE PLANS FOR ALL YES ANSWERS TO QUESTION 11 OF SECTION J. FOR EXAMPLE, FOR MOUNTAIN CLIMBING, SPECIFY ROCK OR TRAIL CLIMBING.

   a. Name of Proposed Insured

      --------------------------------------------------------------------------
   b. Full Details

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
   c. Scuba Diving

      1. Average Depth  2. Maximum Depth  3. Number of Dives
      ----------------- ----------------  ---------------  -------------  --------------
                                          Last 12 Months   1-2 Years Ago  Next 12 Months
                                          ---------------  -------------  --------------

      ----------------- ----------------  ---------------  -------------  --------------

45675a                               Page 5                            Rev. 6/98

LIFE INSURANCE APPLICATION                      RELIASTAR
                                                RELIASTAR LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
SECTION L. DECLARATIONS OF THE PROPOSED INSUREDS
--------------------------------------------------------------------------------
COMPLETE THE FOLLOWING ON ALL PROPOSED INSUREDS, INCLUDING CHILDREN TO BE COVERED UNDER THE CHILDREN'S INSURANCE RIDER.
(Give details under L.12. for any questions answered yes.)

                                                                                   PROPOSED         OTHER PROPOSED
                                                                                   PRIMARY          INSUREDS (ADDITIONAL,
                                                                                   INSURED          JOINT, OR CHILDREN)
                                                                                   --------------   ---------------------
1.  Has the Proposed Insured ever had any disease or injury of the following organs or any sickness listed below in the last 10 years?

    a.  Paralysis, epilepsy, convulsions, fainting, brain, nervous system,
        nervous or mental disorder ..............................................  [ ] yes [ ] no   [ ] yes [ ] no

    b.  High blood pressure, stroke, or circulatory problems, chest pain, heart disease, irregular heart rate, palpitations, heart murmur, or rheumatic
        fever ...................................................................  [ ] yes [ ] no   [ ] yes [ ] no

    c.  Cancer or tumor .........................................................  [ ] yes [ ] no   [ ] yes [ ] no

    d.  Shortness of breath, lungs, bronchitis, asthma, tuberculosis, or
        pneumonia ...............................................................  [ ] yes [ ] no   [ ] yes [ ] no

    e.  Large or small intestine, chronic diarrhea, rectum, hernia, kidney, bladder, prostate, liver, gallbladder, jaundice, stomach, ulcers,
        indigestion or thyroid ..................................................  [ ] yes [ ] no   [ ] yes [ ] no

    f.  Blood, pus, or protein in urine, diabetes or sugar in urine .............  [ ] yes [ ] no   [ ] yes [ ] no

    g.  Sexually transmitted disease ............................................  [ ] yes [ ] no   [ ] yes [ ] no

    h.  Anemia or other blood disorder ..........................................  [ ] yes [ ] no   [ ] yes [ ] no

    i.  Arthritis, neuritis, bone, joint, muscle or skin disorder ...............  [ ] yes [ ] no   [ ] yes [ ] no

2.  Has the Proposed Insured experienced any symptoms for which they have not
    yet consulted a health care provider? .......................................  [ ] yes [ ] no   [ ] yes [ ] no

3.  Is the Proposed Insured presently taking any medication, including any
    non-prescription medication? ................................................  [ ] yes [ ] no   [ ] yes [ ] no

4.  Is the Proposed Insured presently under the care of a member of the medical
    profession for any condition? ...............................................  [ ] yes [ ] no   [ ] yes [ ] no

5.  Has the Proposed Insured had any operation(s) in the last 10 years? .........  [ ] yes [ ] no   [ ] yes [ ] no

6.  Has the Proposed Insured been advised to have any operation(s) not yet
    performed in the last 10 years? .............................................  [ ] yes [ ] no   [ ] yes [ ] no

7.  Has the Proposed Insured had an electrocardiogram, x-ray, or other
    diagnostic test in the last five years? .....................................  [ ] yes [ ] no   [ ] yes [ ] no

8.  Has the Proposed Insured sought help or treatment for an alcoholic habit ? ..  [ ] yes [ ] no   [ ] yes [ ] no

9.  Is the Proposed Insured currently using, or has the Proposed Insured ever received treatment or counseling for the use of, marijuana, cocaine, amphetamines, barbiturates, hallucinogenic agents, opium derivatives, or
    other drugs of abuse? .......................................................  [ ] yes [ ] no   [ ] yes [ ] no

10. Has the Proposed Insured in the last 10 years been confined for observation,
    care, or treatment in a hospital or other health care facility? .............  [ ] yes [ ] no   [ ] yes [ ] no

11. Has the Proposed Insured in the last five years consulted any health care providers not already identified for any reason including routine physical
    examination? ................................................................  [ ] yes [ ] no   [ ] yes [ ] no

45675a                               Page 6                            Rev. 6/98

LIFE INSURANCE APPLICATION                      RELIASTAR
                                                RELIASTAR LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
SECTION L. DECLARATIONS OF THE PROPOSED INSUREDS (CONTINUED)
--------------------------------------------------------------------------------
12. Complete the following for yes answers to questions 1-11.

-------------------------- ------------ -------------------------------------- -------------------------------
                           Question                                                 Names & Addresses of
                           Number       Diagnosis, Date of Each Occurrence,        Members of the Medical
Proposed Insured's Name    or Letter    Duration, Current Status               Profession & Medical Facilities
-------------------------- ------------ -------------------------------------- -------------------------------
-------------------------- ------------ -------------------------------------- -------------------------------

-------------------------- ------------ -------------------------------------- -------------------------------

-------------------------- ------------ -------------------------------------- -------------------------------

-------------------------- ------------ -------------------------------------- -------------------------------

-------------------------- ------------ -------------------------------------- -------------------------------

13. Family Record
    ----------------------------------------------------------------------------
    Proposed Insured's Name
    ----------------------------------------------------------------------------
                Living/Health           Age     Deceased/Cause of Death  Age
                ----------------------- ------- ------------------------ -------
    Father
    ----------- ----------------------- ------- ------------------------ -------
    Mother
    ----------- ----------------------- ------- ------------------------ -------
    Sibling(s)
    ----------- ----------------------- ------- ------------------------ -------
    ----------------------------------------------------------------------------
    Proposed Additional Insured's or Joint Insured's Name
    ----------------------------------------------------------------------------
                Living/Health           Age     Deceased/Cause of Death  Age
                ----------------------- ------- ------------------------ -------
    Father
    ----------- ----------------------- ------- ------------------------ -------
    Mother
    ----------------------------------------------------------------------------
    Sibling(s)
    ----------------------------------------------------------------------------
--------------------------------------------------------------------------------
SECTION M. BUSINESS FINANCIAL INFORMATION
--------------------------------------------------------------------------------
COMPLETE FOR ALL BUSINESS COVERAGE.

1. a. Name of Business ________________________ b. Date Established ___________
   c. State of Incorporation ________
   d. Type of Business (Include a description of the number of employees, nature of the business, i.e. products or services rendered.) ____________________
   e. Type of Organization: [ ] Sole Proprietorship  [ ] Partnership
                            [ ] Corporation
   f. Purpose of Insurance: [ ] Buy/Sell  [ ] Stock Repurchase
                            [ ] Retirement Planning  [ ] Deferred Compensation
                            [ ] Debt Protection: Amount of loan $____________
                                Line of credit amount $_____________
                            [ ] Key Person (Explain if amount exceeds ten times
                                earned income.)

                                ------------------------------------------------
   g. Business Finances (Attach copies of most recent audited financial statements.)
      Net Worth $___________  Net Income $___________ Gross Sales  $____________
   h. List all Partners, Officers, or Persons Owning 10% or more of this Business

      ----------------- ----------------- -------------- -------------------- ------------------
                                          Percentage     Active in Business   Amount of Business
      Name              Title             of Ownership   (yes or no)          Coverage In Force
      ----------------- ----------------- -------------- -------------------- ------------------
      ----------------- ----------------- -------------- -------------------- ------------------

      ----------------- ----------------- -------------- -------------------- ------------------

      ----------------- ----------------- -------------- -------------------- ------------------

   i. Is other insurance being applied for concurrently on Proposed Insured or other officers?............................................ [ ] yes [ ] no
      If yes, complete the following:
      ------------------------------ ---------------- --------------------------
      Insurance Company Name         Amount           Officer
      ------------------------------ ---------------- --------------------------

      ------------------------------ ---------------- --------------------------

      ------------------------------ ---------------- --------------------------

45675a                               Page 7                            Rev. 6/98

LIFE INSURANCE APPLICATION                      RELIASTAR
                                                RELIASTAR LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
SECTION N. SUITABILITY
--------------------------------------------------------------------------------
THIS SECTION MUST BE COMPLETED ON THE PROPOSED OWNER ONLY IF APPLYING FOR A VARIABLE UNIVERSAL LIFE INSURANCE POLICY. A SUPPLEMENT ALSO MUST BE COMPLETED TO CHOOSE PREMIUM PAYMENT ALLOCATION.

IMPORTANT NOTICE: The Death Benefit and the Cash Surrender Value under the Variable Account may increase or decrease with the investment performance of the mutual funds. Regardless of the investment performance, the Death Benefit will never be less than the Face Amount as long as there are no unpaid monthly deductions or policy loans. There is no guaranteed Cash Surrender Value for amounts in the Variable Account. Upon request, we will furnish you with a comparison of benefits of the policy applied for and a fixed life insurance policy.

1. Did the Proposed Owner(s) receive a Prospectus describing the policy, investment divisions, and important features?................. [ ] yes [ ] no

2. If yes, which Prospectus was delivered?

   a. [ ] N700.176 & 46623                b. [ ] N700.181 & 46623            c. [ ] 46203 & 46623

          Date of Prospectus _____/_____     Date of Prospectus _____/_____     Date of Prospectus _____/_____
                             month year                         month year                         month year

   d. [ ] 47161                           e. [ ] 46816

          Date of Prospectus _____/_____     Date of Prospectus _____/_____
                             month year                         month year

   f. [ ] Other - Form number __________     Date of Prospectus _____ /_____
                                                                month  year

3 a. Does the Proposed Owner(s) consent to delivery of prospectuses, prospectus supplements, statements of additional information, transactional confirmation and periodic statements in one or more of the following forms? (CHECK ALL THAT APPLY.)

     [ ] 3.5" Floppy Disk
     [ ] CD rom
     [ ] Internet Website
     [ ] E-Mail, and my e-mail address is _____________________________________.

     This consent is valid until revoked by the Proposed Owner(s) in writing. The Proposed Owner(s) understands that ReliaStar Life may choose to discontinue delivery of the above types at any time and may choose to deliver a paper version.

  b. Does the Proposed Owner(s) consent to eliminate duplicate mailings of identical documents to the same household if they have more than one ReliaStar Life policy? [ ] yes [ ] no

4. Does the Proposed Owner(s) understand that if premiums are allocated to the Variable Account the Death Benefit may, under certain conditions, increase or decrease depending on the investment performance of the Variable
   Account?...................................................... [ ] yes [ ] no

5. Does the Proposed Owner(s) understand the Cash Surrender Value will increase or decrease reflecting the investment performance of the Variable
   Account?...................................................... [ ] yes [ ] no

6. Does the Proposed Owner(s) think that this policy will meet his or her insurance needs and financial objectives? .................... [ ] yes [ ] no

7. a. Savings $__________________ b. Current Value of Securities  $_____________

   c. Equity in Home $___________ d. Assets $___________________________________

   e. Debts $____________________ f. No. & Ages of Dependents __________________

45675a                               Page 8                            Rev. 6/98

LIFE INSURANCE APPLICATION                      RELIASTAR
                                                RELIASTAR LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
SECTION O. AGREEMENT AND SIGNATURE
--------------------------------------------------------------------------------
BY SIGNING THIS APPLICATION, ALL WHO SIGN BELOW AGREE TO ALL OF THE FOLLOWING TERMS AND CONDITIONS:

1. When no premiums are paid with this application, no benefits will be provided on the basis of this application until all of the following conditions are met:
    a.  A policy is delivered to the Applicant/Proposed Owner;
    b. There has not been a change in the insurability of any Proposed Insured after the date this application is signed and before a policy is delivered to the Applicant/Proposed Owner; and
    c.  The first premium is paid during the lifetime of all Proposed Insureds.

2. When premiums are paid, or government allotment, account deduction, 1035 Exchange Form or other premium payment authorization form is completed with this application, I acknowledge receipt of the Temporary Insurance Agreement and Receipt (Receipt). I have read, understand, and accept the terms of this Receipt. Premiums of $ ________________ (enter amount or "none") have been paid with this application.

3. The responses in Sections A, B, C, D, E, F, G, H, I, J, K, L, M, N, and O of this application and in any supplements and amendments thereto are:
    a.  Complete and true to the best of my knowledge or belief; and
    b.  To be considered the basis for any insurance issued.

4.  Knowledge of any Proposed Insured is knowledge of the Proposed Owner.

5a. If I am applying for a variable universal life insurance policy, then I agree to arbitrate, under the rules and procedures of the National Association of Securities Dealers, Inc., any dispute, claim, demand, or controversy arising out of such policy including without limitation, the sale thereof, and involving one or more of the following persons: ReliaStar Life Insurance Company (ReliaStar Life), its affiliated broker dealers, including Washington Square Securities, Inc. (WSSI), representatives thereof, and any unaffiliated broker dealer and representatives thereof. Any arbitration awarded or rendered against any party may be entered as judgment in any court of competent jurisdiction. b. I authorize the following to communicate by telephone/fax to ReliaStar Life on my behalf in accordance with my instructions described in paragraph c below which I could give myself under the under the terms of the Authorization:
    [ ] yes [ ] no _________________________, the PROPOSED INSURED (if Proposed Insured and Proposed Owner are different); and/or
    [ ] yes [ ] no _________________________, the REGISTERED REPRESENTATIVE servicing the policy.
    I understand that I am responsible for promptly reviewing all confirmation notices. I agree to report in writing to Washington Square Securities, Inc., P.O. Box 20, Minneapolis, Minnesota 55440 within five days of my receipt of confirmation, any erroneous or unauthorized transaction.
 c. I authorize ReliaStar Life to act upon my telephone/fax instructions 1) to transfer Policy Values among the available Sub-accounts of the SelectHLife Variable Account and the Fixed Account, and 2) to change the allocation for future payments. I authorize ReliaStar Life to use my Social Security Number or Tax Identification Number as my personal identification code. I understand that ReliaStar Life must be given my Personal Identification Code whenever telephone/fax instructions are made. I hereby acknowledge that all telephone instructions given pursuant to this Authorization are subject to the conditions set forth in the SelectHLife Variable Account Prospectus for the proposed policy and that ReliaStar Life and/or WSSI will not be liable for any loss, liability, cost, or expense when ReliaStar Life and/or WSSI act in accordance with the telephone/fax transfer instructions which are received, and if by telephone, are recorded on voice recording equipment. ReliaStar Life will employ reasonable procedures to confirm that instructions communicated by telephone/fax are genuine. If ReliaStar Life does not employ such procedures, ReliaStar Life may be liable for any losses due to unauthorized or fraudulent instructions.

--------------------------------------------------------------------- ----------
Signed at (City)                                                      State

--------------------------------------------------------------------- ----------
Signature of Proposed Primary Insured if age 10 or older              Date

--------------------------------------------------------------------- ----------
Signature of Proposed Owner (IF OTHER THAN PROPOSED PRIMARY INSURED)  Date

--------------------------------------------------------------------- ----------
Signature of Proposed Additional or Joint Insured                     Date

--------------------------------------------------------------------- ----------
Signature of Parent or Guardian if other than Proposed Owner and      Date
Proposed Primary Insured is a Minor

--------------------------------------------------------------------- ----------
Signature of Agent                                                    Date

------------------------------- --------------------- --------------------------
Agent's Name (PLEASE PRINT)     Agent's ID Number     Agent's License Number

------------------------------- --------------------- --------------------------

45675a                               Page 9                            Rev. 6/98

LIFE INSURANCE APPLICATION             RELIASTAR
                                       RELIASTAR LIFE INSURANCE COMPANY
                                       P.O. Box 20, Minneapolis, Minnesota 55440

AUTHORIZATION AND ACKNOWLEDGMENT

For underwriting and claim purposes, I give my permission to any physician or other medical practitioner, hospital, clinic, insurance or reinsuring company, Medical Information Bureau, Inc. (MIB), any consumer reporting agency, or any other organization to give ReliaStar Life Insurance Company (ReliaStar Life) or its authorized representative (including any consumer reporting agency) acting on its behalf ALL INFORMATION on my behalf (except as limited below). This includes but may not be limited to: (a) findings on medical care, psychiatric or psychological care or examination, or surgery, as they apply to me or any of my children who are to be insured; and (b) any non-medical information as it applies to me or any of my children who are to be insured.

I give my permission to ReliaStar Life to get consumer or investigative consumer reports about these same persons.

I give my permission to ReliaStar Life and other insurance companies affiliated with ReliaStar Life to get any and all medical record information for the purposes described in this form. I know that my medical records, including any alcohol or drug abuse information, may be protected by Federal Regulations - 42 CFR Part 2. I may revoke this permission as it applies to any information protected by 42 CFR Part 2 at any time, but not to the extent action has been taken in reliance on it. I specifically consent to the re-disclosure of medical record information as set forth in this form.

In connection with any application for life insurance, or other insurance transaction that I may have with ReliaStar Life or any of its affiliated insurance companies, I understand that a report of some or all of the information obtained by this authorization may be communicated between ReliaStar Life and its affiliates, and may be sent to MIB, reinsurers, employees, or contractors who process transactions regarding any insurance coverage I may have applied for or have with ReliaStar Life or its affiliated companies. I understand that I may request that this information not be communicated to companies affiliated with ReliaStar Life.

I understand that my further written consent will be required before any information described above is given, sold, transferred, or, in any way, relayed to another party not before specified. My further consent must be provided on a form that states the new use of the information or why another party needs it.

With regard to any investigative consumer report on me, please contact me at home or work between the hours of _______ and _______. My telephone number is (______)____________________.

I know that I have a right to get a copy of this form. A photocopy of this form will be as valid as the original. This form will be valid for two years from the date shown below.

I acknowledge that I have been given ReliaStar Life's: Notice Regarding Consumer Reports; Notice Regarding MIB; and Notice Regarding Information Practices.

Signature of Proposed Primary Insured if age 10 or older        Date
--------------------------------------------------------------- ----------------
                                                                     /     /
--------------------------------------------------------------- ----------------
Signature of Proposed Additional or Joint Insured               Date
--------------------------------------------------------------- ----------------
                                                                     /     /
--------------------------------------------------------------- ----------------
Signature of Parent or Guardian if other than Proposed Owner    Date
and Proposed Primary Insured is a Minor
--------------------------------------------------------------- ----------------
                                                                     /     /
--------------------------------------------------------------- ----------------

45675a                                                                 Rev. 6/98

LIFE INSURANCE APPLICATION                      RELIASTAR
                                                RELIASTAR LIFE INSURANCE COMPANY

REQUEST AND AUTHORIZATION AGREEMENT FOR
PRE-ARRANGED PAYMENTS OR ELECTRONIC BANK DEBIT PLAN FOR PAYMENT OF PREMIUMS ReliaStar Life Insurance Company is hereby requested and authorized to draw checks or initiate bank debits to be charged against the account described in the Authorization below.

Please X one of the boxes below:   Policy number   Proposed Insured's name  Monthly deduction
                                   --------------- ------------------------ -----------------
[ ] Start new Month-O-Matic Plan                                            $
                                   --------------- ------------------------ -----------------
[ ] Add to existing Month-O-Matic                                           $
    Plan No. ________________      --------------- ------------------------ -----------------
                                                                            $
[ ] Change existing bank name      --------------- ------------------------ -----------------
    or account no.                                                          $
                                   --------------- ------------------------ -----------------

I request the day of withdrawals or debits to my account to be on or about the __________ of each month. (Any day from the 1st through the 28th of the month may be selected.)

BANK ACCOUNT INFORMATION AND TYPE (PLEASE CHECK ONE BOX, EITHER CHECKING OR SAVINGS)

--------------------------------------------------------------------------------
[ ] Checking             [ ] Savings

      STAPLE
 VOIDED CHECK HERE       Savings Account Number ___________________

- NOT DEPOSIT SLIP -     Savings Account Routing Transit Number (9 digits)

                         _________________________

                         Name of Bank or Credit Union __________________________

                         Street ________________________________________________

                         City _________________ State __________ Zip ___________
--------------------------------------------------------------------------------

TERMS OF THE MONTH-O-MATIC(R) PLAN
Each debit shall be: (1) in an amount sufficient to pay a proper proportion of the annual premium at the Company's Month-O-Matic premium rate; (2) notice of premium due and no further notice of premium shall be given; (3) a receipt for the amount stated thereon if and when the Company receives actual payment at its Home Office. If a debit is not honored by the bank upon presentation for payment by the Company, such action by the bank shall be notice of nonpayment of premium.

The Month-O-Matic Plan for premium payment may be terminated by the Policyowner or by the Bank Depositor by written notice filed with the Company at its Home Office and may be terminated by the bank in which the account is maintained. The Company also may terminate without notice if any debit is not honored upon presentation, otherwise upon 30 days written notice to the Policyowner. In the event the Plan is terminated for any cause, any unpaid premiums, and premiums which have due dates that occur on or after the date of termination, shall be paid directly to the Company at the premium rate and on the premium due date which would have been applicable to each policy if it had not been placed under the Month-O-Matic Plan for premium payment.

The Company may, at its discretion from time to time, effect payments by use of pre-arranged payments (debit) or an electronic bank debit system.

AUTHORIZATION AGREEMENT FOR PRE-ARRANGED PAYMENTS (DEBITS)
I (we) authorize ReliaStar Life Insurance Company (Company) to make variable charges to my (our) checking or savings account identified above, and authorize the financial institution named above to withdraw funds from (debit) such account and pay to Company's order accordingly. This authorization will remain in effect until the financial institution has received and has had reasonable time to act on a written request from me (us) to terminate this agreement.

I (we) understand that I (we) can stop payment of any debit by notifying the financial institution at least three days before the withdrawal is made. I (we) can have the amount of an erroneous charge immediately credited to the account up to 15 days following issuance of my (our) bank statement or 45 days after posting, whichever occurs first.

I have read and understand the above statement.

---------------------------------- --------------------------------- -----------
Signature of Bank Account Owner    Social Security/Tax I.D. Number   Date signed

---------------------------------- --------------------------------- -----------
Applicant signature                Social Security/Tax I.D. Number   Date signed

---------------------------------- --------------------------------- -----------

45675a                                                                 Rev. 6/98

AGENT'S REPORT                                  RELIASTAR
                                                RELIASTAR LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
SECTION 1. AGENT IDENTIFICATION
--------------------------------------------------------------------------------
TO BE COMPLETED BY THE AGENT. FOR QUESTIONS ABOUT THIS APPLICATION OR UNDERWRITING REQUIREMENTS, CALL 1-800-333-6965.
---------------------- --------------- ------------ --------------- ------------
                                                    Hierarchy       Hierarchy
Agent Name             Agent ID #      % Split      Pointer ID      Pointer Name
---------------------- --------------- ------------ --------------- ------------

---------------------- --------------- ------------ --------------- ------------

---------------------- --------------- ------------ --------------- ------------

------------------------------------------   ------------------------------------------
SECTION 2.                                   SECTION 4.                                   3.  If this application is on a
PREMIUM INFORMATION                          COMPLIANCE INFORMATION                           juvenile, please indicate the amount
------------------------------------------   ------------------------------------------       of life insurance in force on each
                                                                                              parent or sibling.
[ ] COD                                      1.  Did you obtain the Proposed
[ ] 1035 Exchange                                Insured's Declarations in this               Father..... $________________________
[ ] Attained Age Exchange                        application in person and record
[ ] Home Office Credit                           them in the presence of the Proposed         Mother..... $________________________
                                                 Insured? (IF YOU DID NOT, THE
INITIAL SETTLEMENT                               NON-MEDICAL PRIVILEGE IS NOT                 Siblings... $________________________
                                                 AVAILABLE.)
Initial Single Deposit: $______________                                [ ] Yes [ ] No     4.  What type of insurance is being
                                                                                              applied for on the Proposed Insured?
Annualized Planned Periodic Premium          2.  Have you delivered the Notice
Payment:  $__________________                    Regarding Consumer Reports, the          [ ] Personal  [ ] Business
                                                 Notice Regarding MIB Inc., and the
Requested Modal Payment: $_____________          Notice Regarding Information             5.  What is the purpose of the type of
                                                 Practices to the Proposed Insured(s)         insurance indicated above?
Cash Collected:  $_________________              or Proposed Owner?
                                                                                          [ ] Basic Life Needs   [ ] Estate Planning
Age used in calculating premium _______                                [ ] Yes [ ] No     [ ] Education Funding  [ ] Retirement
                                                                                                                       Planning
$_________ Cash Received by Home Office      3.  To the best of your knowledge and        [ ] Pension            [ ] Debt Protection
(TO BE COMPLETED BY HOME OFFICE.)                belief, will any existing life or            Maximization
                                                 annuity coverage be replaced,            [ ] Key Person         [ ] Executive Bonus
MODE OF PAYMENT                                  lapsed, surrendered, or borrowed         [ ] Deferred Compensation
[ ] Annually                                     against? (IF YES, PLEASE LIST            [ ] Buy/Sell Stock Redemption
[ ] Semi-Annually                                COMPANY, POLICY NUMBER, AND AMOUNT
[ ] Quarterly                                    ON A SEPARATE SHEET OF PAPER.)           6. a. Did you use a fact finder or
[ ] Monthly (COMPLETE MONTH-O-MATIC FORM.)                             [ ] Yes [ ] No           needs analysis tool in connection
[ ] Military Allotment (COMPLETE                                                                with this sale?
    SECTION 3.)                              4.  If settlement was accepted, was the                                  [ ] Yes [ ] No
[ ] Payroll Deduction/List Bill (ENTER           Temporary Insurance Agreement and           b. If yes, which one(s)?
    SPECIAL COLLECT NUMBER IF PLAN ALREADY       Receipt completed and delivered to
    EXISTS.)                                     the Proposed Insured or Proposed               ____________________________________
    ______________________________________       Owner?
[ ] Other ________________________________                             [ ] Yes [ ] No     ------------------------------------------
                                                                                          SECTION 6. REMARKS
------------------------------------------   5.  If the application was for a             ------------------------------------------
SECTION 3. GOVERNMENT/                           variable universal life insurance
MILITARY ALLOTMENT                               policy, was a new account                __________________________________________
------------------------------------------       information form completed?
                                                                       [ ] Yes [ ] No     __________________________________________
Payor's Name ___________________________
                                             ------------------------------------------   ------------------------------------------
Social Security Number _________________     SECTION 5.                                   SECTION 7. AGENT'S
                                             INSURED INFORMATION                          SIGNATURE SECTION
Payor's Branch _________________________     ------------------------------------------   ------------------------------------------
                                                                                          Agent's Signature
Amount of Allotment ____________________     1.  How long have you known the
                                                 Proposed Insured?____________________    __________________________________________
Date first allotment should begin ______                                                  Date
                                                 Are you related? .......[ ] Yes [ ] No
[ ] New Allotment  [ ] Increased Allotment                                                __________________________________________
                                                 If yes, how? ________________________    Phone Number
RUSL Term Exchange  [ ] Yes [ ] No
                                             2.  How much insurance does the spouse       __________________________________________
                                                 own payable to the Proposed Insured      Fax Number
                                                 or other dependents? $_______________
                                                                                          __________________________________________
                                                                                          E-mail Address

                                                                                          __________________________________________

45675a                                                                 Rev. 6/98

LIFE INSURANCE APPLICATION             RELIASTAR
                                       RELIASTAR LIFE INSURANCE COMPANY
                                       P.O. Box 20, Minneapolis, Minnesota 55440


CONSUMER PRIVACY NOTICE


NOTICE REGARDING CONSUMER REPORTS

Insurance companies commonly ask an outside source to verify and add to the information given in an application. The agency that makes the report will be one that is discreet and impartial. If you wish, we will send you the name, address, and phone number of any agency we ask to prepare a consumer report about you. You can ask that the agency interview you if you so state on the authorization form. The agency will then try to get in touch with you.

Consumer reports are used to help us decide if you are eligible for the insurance you have applied for. The report deals with your: mode of living; character; general reputation; and such personal items as your health, job, and finances. It may include information on the following: your marital status, past and present employment record, job duties, driving record, avocation, health history, use of alcohol and drugs, and hazardous sports activities. The agency may get information in these ways: from public records, and by contacting you, members of your family, business associates and employers, financial sources, friends, or others you know. This information will not be used to determine your sexual orientation. If the report affects your application as requested, we will notify you and provide you with the name and address of the reporting firm.

We use the report only to be sure that each application is evaluated on a fair basis. We will not reveal any of the information we obtain to your friends or associates. We may reveal the information we obtain to other companies or entities affiliated with ReliaStar Life. You may request that this information not be communicated to other companies affiliated with ReliaStar Life.

The information may be kept by the consumer reporting agency; it may also later be given to others who have a legitimate need for these reports. It will be given only to the extent permitted by these laws: the Federal Fair Credit Reporting Act as amended by the Consumer Credit Reporting Reform Act of 1996; your state's Fair Credit Reporting Act, if any; or your state's Insurance Information and Privacy Protection Act, if any. The agency will give you a copy of the report if you ask for one and give proper identification.


NOTICE REGARDING MIB (MEDICAL INFORMATION BUREAU, INC.)

We or our reinsurers may make brief reports to MIB. The reports will include the factors that affect the insurability of any person for whom coverage is being requested.

MIB is a nonprofit organization of life insurance companies. It operates an information exchange for its members. If you apply to some other member company for life or health coverage, or send in a claim for benefits, MIB may supply that company with any information in its file. If you ask, MIB will arrange to disclose to you the information it has in your file. If you question the accuracy of the information in MIB's file, you may contact MIB. Ask them to correct it as provided in the Federal Fair Credit Reporting Act. The address of the MIB's information office is: Post Office Box 105, Essex Station, Boston, Massachusetts 02112. MIB's phone number is (617) 426-3660.

We or our reinsurers may also release information in our files. We may release it to other life insurance companies to whom you may apply for life or health insurance or to whom a claim for benefits may be submitted.


NOTICE REGARDING INFORMATION PRACTICES

To issue an insurance policy, we need to obtain information about you and any other persons proposed for insurance. Some of that information will come from you. Some will come from other sources. That information and any information collected by us later may, in certain circumstances, be disclosed to third parties without your specific permission.

You have a right to access and correct the information collected about you. This right does not extend to information that relates to a claim or civil or criminal proceeding.

If you wish to have a more detailed explanation of our information practices, please write to us at: Box 20, Minneapolis, Minnesota 55440.

45675a                                                                 Rev. 6/98